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                     FUND PARTICIPATION AGREEMENT AMENDMENT

This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated October 1999 between the Allmerica Financial Life Insurance and Annuity Company, and each of The Alger American Fund and Fred Alger & Company Inc. in the following manner:

1) The Agreement is amended to replace Schedule A in its entirety by the revised Schedule A, attached hereto.


IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of May 31, 2000.

                                            ALLMERICA FINANCIAL LIFE
                                            INSURANCE AND ANNUITY COMPANY


                                    By:   /s/ Richard M. Reilly

                                    Its:  President

Attest:  /s/ Kathleen Denicholas

                                            THE ALGER AMERICAN FUND



                                            By: /s/ Gregory S. Duch

                                            Its:      Treasurer

Attest:/s/ M. Marsden-Cochran


                                            FRED ALGER & COMPANY INCORPORATED

                                            By: /s/ Gregory S. Duch

                                            Its:      Treasurer


Attest:/s/ M. Marsden-Cochran
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                                   SCHEDULE A

The Alger American Fund

         Alger American Growth Portfolio

         Alger American Leveraged AllCap Portfolio

         Alger American Income and Growth Portfolio

         Alger American Small Capitalization Portfolio

         Alger American Balanced Portfolio

         Alger American MidCap Growth Portfolio

The Accounts:

         Separate Account KG

         Separate Account KGC

         FUVUL Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         Separate Account VA-K

         Separate Account VA-K(Delaware)

         FR1 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         FR2 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         FR3 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         FR4 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         FQ1 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         UR1 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         UR2 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         UR3 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company
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         UR4 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         UQ1 Separate Account of Allmerica Financial Life
         Insurance and Annuity Company